EXHIBIT 31.2
                       CERTIFICATION PURSUANT TO SECTION 302
                         OF THE SARBANES-OXLEY ACT OF 2002

I, Susan Tomasky, certify that:

1.       I have reviewed this quarterly report on Form 10-Q of:

                    American Electric Power Company, Inc.
                           AEP Generating Company
                          AEP Texas Central Company
                           AEP Texas North Company
                          Appalachian Power Company
                       Columbus Southern Power Company
                       Indiana Michigan Power Company
                           Kentucky Power Company
                             Ohio Power Company
                     Public Service Company of Oklahoma
                    Southwestern Electric Power Company;

2.       Based on my  knowledge,  this  quarterly  report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.       Based on my knowledge, the financial  statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4.       The registrant's  other certifying  officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15e and 15d-15e) for the registrant and we have:

              a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

              b. evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

              c. disclosed in this quarterly report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.       The  registrant's  other  certifying  officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

              a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

              b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: August 12, 2003                By:    /s/  Susan Tomasky
                                            -----------------------------
                                                 Susan Tomasky
                                                 Chief Financial Officer